UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 23rd Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LFT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2021, Lument Finance Trust, Inc. (“we,” “us,” “our” or the “Company”), as borrower, and its subsidiaries Five Oaks Acquisition Corp. and Hunt CMT Equity, LLC, each as a guarantor, entered into an amendment (the “Third Amendment”) to the Credit and Guaranty Agreement, dated January 15, 2019 (as amended by the First Amendment to Credit and Guaranty Agreement, dated February 13, 2019, and by the Second Amendment to Credit and Guaranty Agreement, dated July 9, 2020, as amended prior to the date of the Third Amendment, the “Credit and Guaranty Agreement”), with Cortland Capital Market Services LLC, as the administrative agent and collateral agent (the “Administrative Agent”), and the lenders party thereto.

The Third Amendment amends the Credit and Guaranty Agreement (such agreement, as amended by the Third Amendment, the “Amended Credit and Guaranty Agreement”), to, among other things:

•	provide the Company with an incremental secured term loan in the aggregate principal amount of $7.5 million (the “Incremental Secured Term Loan”), which the Company expects to draw upon the effectiveness of the Third Amendment;

•	extend the maturity date of the secured term loans provided under the Amended Credit and Guaranty Agreement, including the Incremental Secured Term Loan and the initial secured term loan in the aggregate principal amount of $40.25 million (the “Initial Secured Term Loan” and, together with the Incremental Secured Term Loan, the “Secured Term Loans”), which was drawn by the Company on February 14, 2019, from February 14, 2025 to February 14, 2026;

•	amend certain asset concentration limits with respect to (i) non-multifamily properties, (ii) non-mall retail properties and (iii) student housing, assisted living and other healthcare properties; and

•	amend certain financial covenants, including the minimum asset coverage ratio, the minimum unencumbered assets ratio, the maximum total net leverage ratio, the minimum tangible net worth and the minimum interest coverage ratio.

Pursuant to the terms of the Amended Credit and Guaranty Agreement, borrowings under the Secured Term Loans bear interest at a fixed rate of 7.25% per annum, which is subject to step up by 0.25% per annum for the first four months after February 14, 2025, then by 0.375% per annum for the following four months and then by 0.50% for the last four months until the maturity date.

The Company has agreed to pay the lenders a customary fee and reimburse certain expenses incurred by the lenders in connection with the transactions contemplated by the Third Amendment. Effectiveness of the Third Amendment is conditioned on the completion of the Company’s proposed underwritten public offering of Series A Cumulative Redeemable Preferred Stock described in the Company’s Registration Statement on Form S-11 (File No. 333-254833), as well as the satisfaction of other customary closing conditions.

This summary does not purport to be complete and is qualified in its entirety by reference to the Third Amendment to Credit and Guaranty Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

Preliminary Unaudited Results for the Three Months Ended March 31, 2021

On April 21, 2021, the Company announced preliminary, unaudited results for the three months ended March 31, 2021 based on currently available information. These preliminary results are being announced in connection with the Company’s proposed underwritten public offering of Series A Cumulative Redeemable Preferred Stock described in the Company’s Registration Statement on Form S-11 (File No. 333-254833).

For the three months ended March 31, 2021, the Company estimates its net income attributable to common stockholders to be in the range of $0.10 to $0.11 per basic and diluted share of common stock. For the three months ended March 31, 2021, the Company estimates Distributable Earnings to be in the range of $0.10 to $0.11 per basic and diluted share of common stock. Distributable Earnings is a measure that is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See below for an important additional discussion regarding Distributable Earnings including a reconciliation of estimated net income attributable to common stockholders to estimated Distributable Earnings.

The Company estimates its book value and book value per share as of March 31, 2021 to be in the range of $113.7 million to $114.3 million, or $4.56 to $4.58 per share of common stock, respectively. Book value and book value per share of common stock as of December 31, 2020 were $113.7 million and $4.56, respectively.

As of March 31, 2021, the Company had $11.7 million of available liquidity compared to $11.4 million as of December 31, 2020.

During the three months ended March 31, 2021, the Company collected 100% of interest payments due on its loan portfolio. Since the beginning of the novel coronavirus (“COVID-19”) pandemic, the Company has not granted a single forbearance nor has it experienced a single loan default. The Company expects its loan portfolio average risk rating as of March 31, 2021 to be 2.7 (Average Risk), which represents an improvement from the December 31, 2020 average of 3.1 (Average Risk), weighted by total loan exposure.

As of March 31, 2021, multifamily loans comprised approximately 88% of the Company’s loan portfolio. As of March 31, 2021, 100% of the Company’s floating-rate loan portfolio was subject to a LIBOR floor, with a weighted average floor of 1.54%.

During the three months ended March 31, 2021, the Company acquired and funded senior floating-rate loans totaling $34.9 million, all of which were senior mortgages collateralized by multifamily assets. During the first quarter of 2021, the Company also received loan repayments totaling $98.1 million, resulting in a funded loan portfolio of $484.2 million as of March 31, 2021. The Company continues to identify attractive commercial real estate (“CRE”) lending opportunities which the Company expects will allow it to deploy its capital base into assets that are consistent with its investment strategy.

As of March 31, 2021, the Company’s floating-rate CRE loan portfolio was financed with $411.2 million of investment grade notes issued through two match-term, non-mark-to-market CRE CLOs. The Company is actively pursuing a refinance of its CRE loan portfolio and subject to market conditions, the Company expects to refinance with a new CRE CLO. The company is encouraged by positive developments in the CRE CLO market and across the commercial real estate capital markets more broadly.

The preliminary estimates set forth herein are subject to change, including as a result of the completion of customary financial statement closing and review procedures for the three months ended March 31, 2021. As a result, the preliminary estimates set forth herein reflect the Company’s preliminary estimates with respect to such information, based on information currently available to management, and may vary materially from the Company’s actual financial results as of and for the three months ended March 31, 2021. Further, these preliminary estimates are not a comprehensive statement or estimate of the Company’s financial condition or operating results as of and for the three months ended March 31, 2021. These preliminary estimates should not be viewed as a substitute for complete interim financial statements prepared in accordance with GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these preliminary estimates.

These preliminary estimates are based upon a number of assumptions. Additional items that may require adjustments to these preliminary estimates may be identified and could result in material changes to these preliminary estimates. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimates. Accordingly, KPMG LLP does not express an opinion or provide any form of assurance with respect thereto. We do not intend to update or otherwise revise these preliminary estimates other than through the release of our quarterly report for the period ended March 31, 2021.

Non-GAAP Financial Measures

Distributable Earnings

Distributable Earnings is a non-GAAP financial measure, which we define as GAAP net income (loss) attributable to holders of common stock, or, without duplication, owners of our subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation, (ii) incentive compensation payable to OREC Investment Management, LLC, doing business as Lument Investment Management (the “Manager”), (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for that applicable repotting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. Distributable Earnings mirrors how we calculate Core Earnings (as defined in our management agreement between our Manager and us) for purposes of calculating the incentive fee payable to our Manager.

While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible.

We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

Reconciliation of Expected Distributable Earnings to Expected Net Income Attributable to Common Stockholders

The table below reconciles an estimated range of Distributable Earnings per diluted weighted average share amounts to the estimated range of net income attributable to common stockholders per diluted share amounts, for the three months ended March 31, 2021.

Three Months Ended March 31, 2021
Estimated Net Income Attributable to Common Stockholders per Diluted Weighted Average Share	$0.10 to 0.11
Adjustments
Unrealized loss on mortgage servicing rights	̶
Recognized compensation expense related to restricted common stock	̶
Provision for income taxes	̶
Estimated Distributable Earnings per Diluted Weighted Average Share	$0.10 to 0.11

The information in this Item 2.02 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Exhibits and Financial Statements.

(d)       Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Credit and Guaranty Agreement, dated April 21, 2021, by and among Lument Finance Trust, Inc., Five Oaks Acquisition Corp., Hunt CMT Equity, LLC, Cortland Capital Market Services LLC, as the administrative agent and collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which reflect the current views of the Company with respect to, among other things, the Company’s operations and financial performance, the Company’s ability to acquire additional CRE loans sourced by the Manager and its affiliates and the Company’s ability to refinance its existing CRE CLOs with new indebtedness. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2020 (“2020 Form 10-K”) and other periodic filings with the Securities and Exchange Commission (“SEC”), when evaluating these forward-looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. It is not possible to predict or identify all such risks. Additional information concerning these and other risk factors are contained in our 2020 Form 10-K which is available on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Report and in the filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENT Finance Trust, Inc.

Date: April 21, 2021	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer